[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit 10.34

CONSENT AND ADDENDUM TO

AMENDED AND RESTATED MASTER SERVICES AGREEMENT

This Addendum (the “Addendum”) to the AMENDED AND RESTATED MASTER SERVICES AGREEMENT dated as of May 31, 2005, as amended (collectively, the “Agreement”), by and between EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC. (“ESSDS”) and ORPHAN MEDICAL, INC. (“Orphan Medical”), is entered into as of the 1st day of June 2006 (the “Effective Date”) by and between ESSDS and Jazz Pharmaceuticals, Inc. (“Jazz Pharmaceuticals”). Capitalized terms not otherwise defined herein shall have the same meanings as in the Agreement.

RECITALS

WHEREAS, Jazz Pharmaceuticals acquired Orphan Medical on June 24, 2005 and desires to assume all rights and obligations of Orphan Medical under the Agreement; and

WHEREAS, pursuant to Section 10.7 of the Agreement, such assignment requires the written consent of ESSDS, which consent cannot be unreasonably withheld; and

WHEREAS, the parties further desire to clarify and describe in more detail the provision by ESSDS of certain Voucher Program Services (as defined in Section 2 of this Addendum) to Jazz Pharmaceuticals; and

WHEREAS, Section 10.10 of the Agreement provides that the Agreement may be amended by a written instrument signed by both parties; and

WHEREAS, ESSDS desires to consent to the assignment to Jazz Pharmaceuticals and the parties desire to supplement the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Agreement, the parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals. The Recitals are hereby incorporated into the Addendum.

2. Assignment. In accordance with Section 10.7, ESSDS hereby consents to the assignment of the Agreement to Jazz Pharmaceuticals; provided, however, in the event that (i) the Xyrem® (sodium oxybate) License Agreement dated January 1, 2006 by and between Jazz Pharmaceuticals and Orphan Medical terminates and (ii) Orphan Medical notifies ESDSS in writing that the rights to Xyrem® (sodium oxybate) have reverted back to Orphan Medical, ESSDS hereby further consents to the assignment of the Agreement back to Orphan Medical. Jazz Pharmaceuticals accepts the foregoing assignment of the Agreement and all covenants and

1.

responsibilities thereunder, and agrees to be bound by the terms and conditions of the Agreement. All references to “Orphan” in the Agreement are hereby replaced by “Jazz Pharmaceuticals”.

3. Notices. In connection with the assignment of the Agreement to Jazz Pharmaceuticals, the parties agree to amend Section 10.1 of the Agreement to replace the notice information for Orphan Medical with the following:

If to Jazz Pharmaceuticals:	General Counsel
Jazz Pharmaceuticals, Inc.
3180 Porter Drive
Palo Alto, CA 94304

Any future invoices or payments shall be sent to:

Accounts Payable/Receivable
Jazz Pharmaceuticals, Inc.
3180 Porter Drive
Palo Alto, CA 94304

4. Definitions. As used in this Addendum, the following term (and the plural thereof, when appropriate) shall have the meaning set forth herein, except where the context makes it clear that such meaning is not intended:

(a)	“Voucher Program Services” shall mean those services set forth in Exhibit A, attached hereto and incorporated herein by reference.

(b)	Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Agreement.

5. Fees. Jazz Pharmaceuticals shall pay ESSDS the fees described in Exhibit B in consideration of the performance of Voucher Program Services. The fees described on Exhibit B shall constitute full and complete payment for performance of the Voucher Program Services by ESSDS under the Agreement.

6. Certifications. In the performance of Voucher Program Services, ESSDS represents and warrants that:

(a)	The prescriptions filled in connection with the Voucher Program Services will meet the requirements of the Xyrem Risk Management program and be filled in accordance with the terms of the voucher and the Standard Operating Procedures attached hereto as Exhibit A;

(b)	ESSDS has not and will not (and shall use best efforts to ensure that its personnel has not and will not) receive payment from the patient or from Medicare, Medicaid or any other third party payor and has not and will not (and shall use best efforts to ensure that its personnel has not and will not) file a claim for payment from any source (other than in accordance with the terms of this Addendum); and

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(c)	The Voucher Program Services will be performed in accordance with all applicable laws, rules and regulations.

7. Continuation of Agreement. Except as expressly set forth herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

{SIGNATURE PAGE FOLLOWS}

3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties have executed or caused this Addendum to be executed as of this      day of June, 2006.

EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.		JAZZ PHARMACEUTICALS, INC.

Name:	/s/ Gerard A. Carino	Name:	/s/ Matthew K. Fust
Its:	President PBS & SDS	Its:	Chief Financial Officer

4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

VOUCHER PROGRAM SERVICES

See attached.

A-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Document Information

Author:	[ * ]
Procedure Title:	Jazz Pharmaceuticals Program Enrollment
Procedure Number	JPP-0022-07-02
Revision Date:	04/27/06
Effective Date:	06/05/06
Owner:	[ * ]

SOP Approval
Department	Name	Title	Date	Signature

Compliance	[ * ]	Sr. Compliance Manager		Signature on File

Admissions	[ * ]	Director of Patient Care Coordination		Signature on File

Pharmacy	[ * ]	Patient Direct Pharmacy		Signature on File

Procedure Section Titles
Section Number	Section Name	Page
1	Enrollment	2
2	Voucher Processing	3

©2006 Express Scripts Specialty Distribution Services, Inc. All Rights Reserved Confidential and Proprietary	JPP-0022-07-02 Controlled Copy	Page 1 of 6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Purpose
This SOP outlines the process in which patient enrollments are completed in a consistent manner as individuals contact the program for consideration.

Procedure

1.	Enrollment

[ * ]

2.	Voucher Processing

[ * ]

Definitions
Word/Acronym	Definition
New Patient	[ * ]
Admissions Team	[ * ]
Applicable Documents
Document Number	Document Name
[ * ]	[ * ]

Change Control History
Change Implemented	Revision Date	Effective Date
[ * ]	[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT B

FEES

Services	Fees
Voucher Program Administrative Fee	$[ * ]/per patient
Voucher Program Dispensing Fee	$[ * ]/per prescription
Voucher Program Shipment Fee	$[ * ]/per prescription

The fee associated with enrolling a new patient into the Xyrem Success Program shall be billed in accordance with Exhibit B, Fees of the Agreement.

B-1

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.